Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement    [ ]Confidential, For Use of the Commission
                                       Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12

                         Security Federal Corporation
-----------------------------------------------------------------------------
                 (Name of Registrant as Specified in Its Charter)


-----------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:
                                     N/A
-----------------------------------------------------------------------------
(2)  Aggregate number of securities to which transactions applies:
                                     N/A
-----------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                                     N/A
-----------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:
                                     N/A
-----------------------------------------------------------------------------
(5)  Total fee paid:
                                     N/A
-----------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:
                                     N/A
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(2)  Form, Schedule or Registration Statement No.:
                                     N/A
-----------------------------------------------------------------------------
(3)  Filing Party:
                                     N/A
-----------------------------------------------------------------------------
(4)  Date Filed:
                                     N/A
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



                                    June 20, 2003



Dear Fellow Shareholder:

     It is with great pleasure that I invite you to attend the Company's Annual Meeting of Shareholders, to be held on July 17, 2003 at the Stevenson-McClelland Parish House Facilities at St. Thaddeus Episcopal Church, 125 Pendleton Street, Southwest, Aiken, South Carolina at 2:00 p.m., Eastern time. This meeting will include management's report to you on the Company's financial and operating performance during the fiscal year ended March 31, 2003, as well as an update on the progress we've made in achieving our longer term corporate goals.

     A critical aspect of the annual meeting is the shareholder vote on corporate business items. I urge you to exercise your voting rights as a shareholder and participate. All the materials you need to vote via the mail are enclosed in this package. Please look them over carefully. Then MARK, DATE, SIGN AND PROMPTLY RETURN YOUR PROXY in the envelope provided so that your shares can be voted at the meeting in accordance with your instructions.

     Your Board of Directors and management are committed to the continued success of the Company and to the enhancement of your investment. As your Chairman, I want to express my appreciation for your confidence and support.

                                   Sincerely,


                                   /s/ T. Clifton Weeks
                                   T. Clifton Weeks
                                   Chairman

                           SECURITY FEDERAL CORPORATION
                             1705 Whiskey Road South
                            Aiken, South Carolina 29803
                                 (803) 641-3000

                     NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held on July 17, 2003

     Notice is hereby given that the Annual Meeting of Shareholders ("Meeting") of Security Federal Corporation ("Company") will be held at the Stevenson-McClelland Parish House Facilities at St. Thaddeus Episcopal Church, 125 Pendleton Street, Southwest, Aiken, South Carolina, on July 17, 2003, at 2:00 p.m., Eastern time.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

          1.    The election of three directors of the Company; and

          2. Such other matters as may properly come before the Meeting or any adjournments or postponements thereof.

          NOTE: The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on the foregoing proposal at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned or postponed. Shareholders of record as of the close of business on June 12, 2003 are the shareholders entitled to receive notice of and to vote at the Meeting, and any adjournments or postponements thereof.

     A complete list of shareholders entitled to vote at the Meeting is available for examination by any shareholder, for any purpose germane to the Meeting, between 9:00 a.m. and 5:00 p.m., Eastern time, Monday through Friday, at the main office of the Company located at 1705 Whiskey Road South, Aiken, South Carolina, from the date of this proxy statement through the Meeting.

     You are requested to fill in and sign the enclosed form of Proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The Proxy will not be used if you attend the Meeting and vote in person.

                                 BY ORDER OF THE BOARD OF DIRECTORS


                                 /s/ Robert E. Johnson
                                 Robert E. Johnson
                                 Secretary

Aiken, South Carolina
June 20, 2003

-----------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
-----------------------------------------------------------------------------

                               PROXY STATEMENT

                         SECURITY FEDERAL CORPORATION
                           1705 Whiskey Road South
                         Aiken, South Carolina 29803
                              (803) 641-3000


-----------------------------------------------------------------------------
                     ANNUAL MEETING OF SHAREHOLDERS
                             July 17, 2003
-----------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Security Federal Corporation ("Company"), to be used at the Annual Meeting of Shareholders of the Company ("Meeting"), which will be held at the Stevenson-McClelland Parish House Facilities at St. Thaddeus Episcopal Church, 125 Pendleton Street, Southwest, Aiken, South Carolina, on July 17, 2003, at 2:00 p.m., Eastern time, and all adjournments or postponements of the Meeting. The accompanying Notice of Annual Meeting of Shareholders and this Proxy Statement are first being mailed to shareholders on or about June 20, 2003. Certain of the information provided herein relates to Security Federal Bank ("Bank"), a wholly owned subsidiary and the predecessor of the Company.


-----------------------------------------------------------------------------
                         VOTING AND PROXY PROCEDURE
-----------------------------------------------------------------------------

     Shareholders Entitled to Vote. Shareholders of record as of the close of business on June 12, 2003 ("Record Date") will be entitled to one vote for each share of common stock of the Company ("Common Stock") then held. As of the close of business on the Record Date, there were 2,529,824 shares of Common Stock issued and outstanding.

     If you are a beneficial owner of Common Stock held by a broker, bank or other nominee (i.e., in "street name"), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Common Stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

     Quorum Requirement. A majority of the shares of Common Stock, present in person or represented by proxy and entitled to vote, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes will be counted as shares present and entitled to vote for purposes of the existence of a quorum.

     Voting. Directors shall be elected by a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. Shareholders are not entitled to cumulate their votes in the election of directors. Votes that are withheld and broker non-votes will have no effect on the election of directors.

     Proxies; Proxy Revocation Procedures. All shares of Common Stock represented at the Meeting by properly executed and dated proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed and dated proxies will be voted FOR the election of the director nominees named in this Proxy Statement. The Company does not know of any matters, other than as described in the Notice of Annual Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

     Participants in the Security Federal Corporation ESOP. If a shareholder is a participant in the Security Federal Corporation Employee Stock Ownership Plan ("ESOP"), the proxy card represents a voting instruction to the trustees of the ESOP as to the number of shares of Common Stock in the participant's plan account. Each participant in the ESOP may direct the trustees as to the manner in which shares of Common Stock allocated to the participant's plan account are to be voted. Unallocated shares of Common Stock held by the ESOP and allocated shares for which no voting instructions are received will be voted by the trustees in the same proportion as shares for which the trustees have received voting instructions.

     If your Common Stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instruction via the telephone or the Internet. Please see the instruction form that accompanies this proxy statement. If you wish to change your voting instructions after you have returned your voting instruction form to your broker or bank, you must contact your broker or bank.

     A proxy given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Robert E. Johnson, Secretary, Security Federal Corporation, 1705 Whiskey Road South, Aiken, South Carolina 29803.


-----------------------------------------------------------------------------
    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
-----------------------------------------------------------------------------

     Persons and groups who beneficially own in excess of 5% of the Common Stock are required to file certain reports with the Securities and Exchange Commission ("SEC"), and provide a copy to the Company, regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based upon such reports, the following table sets forth, as of the close of business on the Record Date, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock. Management knows of no persons other than those set forth below who owned more than 5% of the outstanding shares of Common Stock as of the close of business on the Record Date. The table also sets forth, as of the close of business on the Record Date, information as to the shares of Common Stock beneficially owned by each director, the "named executive officers" of the Company, and all executive officers and directors of the Company as a group.

                                     Shares Beneficially          Percent
Beneficial Owners                          Owned (1)              of Class
---------------------------------    -------------------          --------

Beneficial Owners of More Than 5%

T. Clifton Weeks (2)                       310,830                 11.93%
P.O. Box 941
Aiken, SC  29802

Mr. and Mrs. Robert E. Scott, Sr. (3)      216,066                  8.55
4 Inverness West
Aiken, SC  29803

Thomas W. Weeks (4)                        197,316                  7.80
P.O. Box 365
Barnwell, SC  29812

Timothy W. Simmons (5)                     162,813                  6.44
P.O. Box 277
Aiken, SC  29802

                                     Shares Beneficially          Percent
Beneficial Owners                          Owned (1)              of Class
---------------------------------    -------------------          --------

Directors

Gasper L. Toole, III (6)                   100,600                  3.98
Thomas L. Moore (7)                          6,084                   *
Harry O. Weeks, Jr. (8)                     78,498                  3.10
Robert E. Alexander (9)                      3,600                   *
William Clyburn (10)                         2,214                   *
Thomas C. Clark (11)                         5,041                   *
J. Chris Verenes(12)                         2,625                   *

All directors and executive officers
 as a group (12 persons) (13)              710,759                 28.10

---------------
*     Less than one percent of shares outstanding.
(1) Includes shares held directly, as well as indirectly by spouses, minor children and corporations owned by such individuals, shares held in retirement accounts of such individuals' family members over which shares the respective individuals may be deemed to have sole voting or investment power.
(2) T. Clifton Weeks, the Chairman of the Board of the Company and Director of the Bank, is the father-in-law of Timothy W. Simmons. Includes 5,952 shares held directly and 295,878 held indirectly through a partnership over which Mr. Weeks has sole voting and dispositive power.
(3) Mr. and Mrs. Scott have shared voting and dispositive power with respect to the shares held jointly.
(4) Thomas W. Weeks is the brother of Harry O. Weeks, Jr., a Director of the Company. The amount disclosed includes 45,600 shares held by his wife.
(5) Includes 82,506 shares held directly, 68,646 shares held by his wife, and 11,661 shares allocated to Mr. Simmons' account under the Company's ESOP. In addition to serving as a Director, Mr. Simmons is the President and Chief Executive Officer of the Company, and Chairman of the Board and Chief Executive Officer of the Bank.
(6)   Includes 25,600 shares held by his wife.
(7)   Includes 2,280 shares held by his wife.
(8) Includes 3,540 shares held by his wife and 6,600 shares held in trust for his daughter, Allison Weeks.
(9)   Includes 3,000 shares held by his son.
(10)  Includes 2,064 shares held jointly with his wife.
(11) Includes 375 shares held by his wife, 1,650 shares held by his minor children and 1,471 shares allocated to his ESOP account. In addition to serving as a Director, Mr. Clark is the President and a Director of the Bank.
(12)  Includes 300 shares held jointly with his wife.
(13) Includes 14,179 shares allocated to individual accounts of executive officers pursuant to the ESOP.


-----------------------------------------------------------------------------
                     PROPOSAL 1 - ELECTION OF DIRECTORS
-----------------------------------------------------------------------------

     The Company's Board of Directors consists of nine directors. Each member of the Company's Board of Directors is also a director of the Bank. Approximately one-third of the directors are elected annually. Directors of the Company are elected to serve for a three-year period or until their respective successors shall have been elected and shall qualify. Three directors will be elected at the meeting to serve for a term of three years or until their respective successors have been elected and qualified. The nominees for election this year are Timothy W. Simmons, T. Clifton Weeks and Thomas C. Clark, each of whom is a current member of the Board of Directors of the Company and of the Bank.

     The following table sets forth information as of the close of business on the Record Date regarding each director nominee and each director whose term of office will continue after the Meeting. The Board of Directors intends to vote the proxies solicited on its behalf (other than proxies in which the vote is withheld as to one or more nominees) for the three candidates nominated by the Board of Directors and standing for election at the Meeting. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time the Board of Directors knows of no reason why any nominee might be unavailable to serve. Except as disclosed herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

     The Board of Directors recommends a vote "FOR" the election of Messrs. Simmons, Weeks and Clark.

                           Positions Held in the          Director    Term to
Name                Age    Company and the Bank           Since (1)   Expire
------------------  ----   --------------------          ----------   -------

                              NOMINEES

Timothy W. Simmons   57    President, Chief Executive       1983      2006 (2)
                           Officer and Director of the
                           Company, and Chairman of the
                           Board and Chief Executive
                           Officer of the Bank

T. Clifton Weeks     76    Chairman of the Board of the     1958      2006 (2)
                           Company and Director of the Bank

Thomas C. Clark      46    Director of the Company and      2002      2006 (2)
                           President and Director of the
                           Bank

                              CONTINUING DIRECTORS

Gasper L. Toole, III 77    Director and Vice President of   1958      2004
                           the Company and the Bank

Thomas L. Moore      53    Director of the Company and      1990      2004
                           the Bank

J. Chris Verenes     47    Director of the Company and      2002      2004
                           the Bank

Harry O. Weeks Jr.   63    Director of the Company and      1978      2005
                           the Bank

Robert E. Alexander  63    Director of the Company and      1988      2005
                           the Bank

William Clyburn      62    Director of the Company and      1993      2005
                           the Bank

--------------
(1)    Includes service on the Board of Directors of the Bank.
(2)    Assuming re-election at the Meeting.

     The principal occupation of each of the directors during the last five years is as follows:

     Timothy W. Simmons has been President of the Company since 1987 and Chief Executive Officer since June 1994. Mr. Simmons was elected President and Chief Operating Officer of the Bank in January 1987 and served in these capacities from March 1987 to December 2001. In May 1988, Mr. Simmons became Chief Executive Officer of the Bank and in January 2002, he was elected Chairman of the Bank's Board of Directors.

     T. Clifton Weeks has been Chairman of the Board of the Company since July 1987 and was Chief Executive Officer of the Company from July 1987 until June 1994. Mr. Weeks served as Chairman of the Board of the Bank from January 1987 until January 2002 and was Chief Executive Officer of the Bank from 1987 until May 1988. Prior thereto, he served as President and Managing Officer of the Bank beginning in 1958.

     Thomas C. Clark was elected President of the Bank effective January 1, 2002. Prior to this, he was Senior Vice President - Retail Banking since January 1, 1994. He held the position of Vice President - Consumer/Commercial Loans from July 1992 to January 1994.

     Gasper L. Toole, III is of counsel to the law firm of Toole & Toole, a position he has held since March 1991. Prior to that time, he was a partner in the firm. He has also served as Vice President of the Company since July 1987 and of the Bank since August 1958.

     Thomas L. Moore is a member of the South Carolina Senate, a position he has held since 1981. He is also President of Boiler Efficiency, Inc., a mechanical contracting company located in Clearwater, South Carolina, a position he has held since 1978.

     J. Chris Verenes has held a variety of management positions with Washington Group International, an engineering and construction company that manages and operates major government sites throughout the United States for the Department of Energy. He is currently the Director of Planning and Administration, and has previously held positions as Chief of Staff and Director of Strategic Programs for the business unit. Prior to his position with Washington Group International, Mr. Verenes served as Controller for Riegel Textile Corporation, as Director of Control Data and Business and Technology Center, and as Executive Director of the South Carolina Democratic Party.

     Harry O. Weeks Jr. is an Insurance Broker and Business Development Officer with Hutson-Etherredge Companies, a position he has held since May 1995. Prior to that, Mr. Weeks was President and Chief Executive Officer of Lyon, Croft, Weeks & Hunter Insurance Agency from May 1965 to May 1995.

     Robert E. Alexander is the Chancellor Emeritus of the University of South Carolina - Aiken. He served as Chancellor from 1983 to June 2000. He continues to assist the University in special development activities through teaching undergraduate seminars. Dr. Alexander is Chair of the Board of Governors of Aiken Regional Medical Centers, a wholly-owned subsidiary of Universal Health Services. He serves as Vice Chair of the Board of Directors of ACTS (Area Churches Together Serving), an interdenominational organization that provides emergency and long-term assistance to people in distress. He serves as Treasurer and member of the Board of Managers of the Bishop Gravatt Episcopal Retreat Center. Other board of director memberships include The Aiken Preparatory School and The Lambda Chi Alpha National Fraternity, Indianapolis, Indiana. In addition, Dr. Alexander regularly serves as a consultant for architectural firms on a national and a regional basis in the fields of higher education and health care facilities.

     William Clyburn is employed as an Advisor for Community Alliances with Westinghouse Savannah River Company, a United States Department of Energy contractor located in Aiken, South Carolina, a position he has held since September 1994. He previously served as an Administrative Law Judge with the South Carolina Workers Compensation Commission from July 1986 to June 1994. Mr. Clyburn serves in the South Carolina House of Representatives.

Executive Officers Who Are Not Directors of the Company or the Bank
-------------------------------------------------------------------

     The following information as to the principal occupations during the past five years is supplied with respect to the Company's executive officers who do not serve on the Company's or the Bank's Board of Directors. There are no arrangements or undertakings between the persons named and any other person pursuant to which such officers were selected.

     Frank M. Thomas, age 56, was named Senior Vice President - Commercial Loans and Business Development in January 2002. He previously served as Senior Vice President - Mortgage Lending from March 1999 to January 2002. From September 1994 to March 1999, Mr. Thomas served as Vice President - Commercial Loans and Business Development as well as Banking Center Coordinator from January 1996 to April 1998.

     Roy G. Lindburg, age 42, has been Treasurer and Chief Financial Officer of the Company and the Bank since January 1995.

     Floyd Blackmon, age 62, was named Senior Vice President - Chief Operating Officer of the Bank in January 2002. He previously served as Senior Vice President - Operations from March 1999 until January 2002 and prior to that as Vice President of that department from January 1998. Prior to joining the Bank, Mr. Blackmon was Senior Vice President of Operations for ComSouth Bankshares, Inc., Columbia, South Carolina from March 1989 to July 1997.


-----------------------------------------------------------------------------
           MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
-----------------------------------------------------------------------------

     Meetings and Committees of the Company. During the fiscal year ended March 31, 2003, the Board of Directors of the Company held 12 meetings. No director attended fewer than 75% of the meetings held by the Board of Directors and all committees on which he served. The Company's Board of Directors has standing Executive, Audit, Compensation and Proxy Committees.

     The Executive Committee, comprised of Director T. Clifton Weeks as Chairman and Directors Toole, Alexander, Simmons and Clark, meets on an as needed basis to handle matters arising between Board meetings. This Committee met once during fiscal 2003.

     The Audit Committee, comprised of Director Harry O. Weeks Jr. as Chairman and Directors Moore, Clyburn and Verenes, assists the Board in fulfilling its oversight responsibilities. Previously, the Committee met on an as needed basis, but in April 2003, it adopted a revised Charter to reflect the new responsibilities imposed by the Sarbanes-Oxley Act of 2002. Under the revised Charter, the Committee will meet at least four times annually, and is responsible for reviewing the Company's annual audited financial statements and any financial statements submitted to the public, appointment of the independent auditors and monitoring the independence and performance of the Company's independent auditors and internal auditing department. A copy of the revised Charter is attached to this proxy statement as Appendix A. Each member of the Audit Committee is "independent," as defined, in the case of the Company, under The Nasdaq Stock Market Rules. This Committee met once during fiscal 2003.

     The Compensation Committee, which also serves as the Stock Option Committee, is comprised of Director T. Clifton Weeks as Chairman and Directors Toole and Alexander. This Committee meets on an as needed basis and makes recommendations to the Board regarding annual contributions to certain benefit plans and salaries for officers and employees. This Committee also determines certain minor administrative matters related to certain employee plans. This Committee met four times during fiscal 2003.

     The Proxy Committee, which is composed of the entire Board of Directors, is responsible for voting the proxies of the Company's shareholders. The Committee met once during fiscal 2003.

     The Company's Board of Directors does not have a standing nominating committee; rather, the entire Board of Directors is responsible for this function. The full Board of Directors met once in this capacity during the fiscal year ended March 31, 2003.

     Meetings and Committees of the Bank. The Bank, as principal subsidiary of the Company, has certain standing committees of its Board of Directors. Meetings of the Bank's Board of Directors are generally held on a monthly basis. The Board of Directors held a total of 12 meetings during the fiscal year ended March 31, 2003. During fiscal 2003, no director attended fewer than 75% of the total number of meetings held by the Board of Directors and all committees of the Board of Directors on which he served. The Bank's Board of Directors has standing Executive, Audit, Compensation and Loan Committees.

     The Executive Committee of the Board of Directors of the Bank is composed of Director Simmons as Chairman and Directors T. Clifton Weeks, Toole, Alexander and Clark. To the extent authorized by the Board of Directors and by the Bank's Bylaws, this Committee exercises all of the authority of the Board of Directors between Board meetings and formulates recommendations for presentation to the full Board. All actions of this Committee are reviewed and ratified by the entire Board. The Executive Committee met 31 times during fiscal 2003.

     The Loan Committee of the Board of Directors of the Bank is composed of
T. Clifton Weeks as Chairman and Directors Toole, Alexander, Simmons and Clark. The Loan Committee is responsible for and oversees the Bank's loan activities. All actions of this Committee are reviewed and ratified by the entire Board. This Committee met 27 times during fiscal 2003.

     The Audit Committee of the Bank reviews audit reports, reevaluates audit performance and handles relations with the Bank's independent auditors to ensure effective compliance with regulatory and internal policies and procedures. Members of this Committee are Director Harry O. Weeks Jr. as Chairman and Directors Moore, Clyburn and Verenes. The Audit Committee met 13 times during fiscal 2003.

     The Compensation Committee of the Bank makes recommendations to the Board regarding the amount of the Bank's annual contribution to certain benefit plans and salaries for the Bank's officers and employees. This Committee also determines certain minor administrative matters related to certain employee plans. Members of this Committee are Directors T. Clifton Weeks as Chairman and Directors Toole and Alexander. This Committee met twice during fiscal 2003.


-----------------------------------------------------------------------------
                           DIRECTORS COMPENSATION
-----------------------------------------------------------------------------

     The Company does not compensate the members of its Board of Directors for service on the Board or committees. The Directors of the Bank receive fees of $1,000 per month. Members of the Executive Committee receive $1,000 per month for membership on this Committee, with the exception of Messrs. Simmons and Clark, who do not receive a fee for service on this Committee. Members of the Audit Committee receive $400 per meeting attended. No fee is paid for service on the Bank's Compensation or Loan Committees.


-----------------------------------------------------------------------------
                            EXECUTIVE COMPENSATION
-----------------------------------------------------------------------------

     Summary Compensation Table. The Company has not paid any compensation to its executive officers since its formation. The following table sets forth for the last three fiscal years the compensation paid by the Bank to, or accrued for the benefit of, the Chief Executive Officer of the Company and the Bank, and one executive officer who received salary and bonus in excess of $100,000 during the fiscal year ended March 31, 2003. No other executive officer's total annual salary and bonus for the last completed fiscal year exceeded $100,000.

                                       Annual Compensation
                                       --------------------
                                                                All Other
Name and Position              Year          Salary (1)      Compensation (2)
---------------------------    ----    --------------------  ----------------

Timothy W. Simmons             2003          $144,840             $22,350
 President, Chief Executive    2002           127,883              16,626
 Officer and Director of the   2001           117,500              14,980
 Company, and Chairman of the
 Board and Chief Executive
 Officer of the Bank

Thomas C. Clark                2003           113,240              14,285
 President of the Bank and     2002            86,830              11,751
 Director of the               2001            76,600              10,310

 Company and the Bank

                         (Footnotes appear on following page.)

----------------
(1) Includes board fees for Mr. Simmons of $10,740, $10,080 and $8,500 for fiscal 2003, 2002 and 2001, respectively, and for Mr. Clark of $10,740 and $2,580 for fiscal 2003 and 2002, respectively. Mr. Clark was appointed to the Board of Directors on January 2, 2002.
(2) All other compensation during fiscal 2003 represents for Mr. Simmons, deferred compensation pursuant to the Company's 401(k) Plan of $10,755 and employer contributions to the 401(k) Plan of $7,814 and to the ESOP of $3,781, and for Mr. Clark, deferred compensation pursuant to the Company's 401(k) Plan of $6,153 and employer contributions to the 401(k) Plan of $5,604 and to the ESOP of $2,528.

     Option Grant Table. There were no options granted to Mr. Simmons or Mr. Clark in fiscal 2003.

     Option Exercise/Value Table. The following table sets forth information with respect to the number and value of stock options held at March 31, 2003 by Mr. Simmons and Mr. Clark.



                                                        Number of
                                                  Securities Underlying          Value of Unexercised
                         Shares                     Unexercised Options          In-the-Money Options
                        Acquired       Value        at Fiscal Year End           at Fiscal Year End (1)
Name                  On Exercise     Realized   Exercisable  Unexercisable    Exercisable   Unexercisable
-----------------     -----------     --------   -----------  --------------   -----------   -------------
Timothy W. Simmons
 Nonqualified               -          $    --        --          3,000          $    --       $  10,770
 Incentive Stock
 Options                   --               --       6,000           --           11,580               -

Thomas C. Clark
 Incentive Stock Options  1,920         31,296       1,920       11,760           28,666         107,537

-----------------
(1)    Represents the difference between the price of the Common Stock at March 31, 2003 and the exercise price of the option.  Options are in-the-money if the market value of the shares covered by the options is greater than the option exercise price.

     Salary Continuation Agreement. The Company and the Bank have entered into salary continuation agreements (each, an "Agreement") with Messrs. Simmons and Clark (individually, the "Executive"). The Agreements are each for a term of one year. However, upon the expiration of each one-year term, the Agreements may be extended for an additional term upon approval by the Board of Directors following a formal performance evaluation of the Executive by the disinterested members of the Board of Directors. The Agreement with Mr. Simmons provides for payment of 120% of current compensation in monthly installments until the earlier of: (i) his reaching age 72, or (ii) 36 months after his resignation or termination, where he is terminated or resigns at any time following a "Change in Duties or Salary" in connection with a "Change in Control" of the Company. The Agreement with Mr. Clark provides for payment of 120% of current compensation in monthly installments until the earlier of:
(i) his reaching age 65, or (ii) 12 months after his resignation or termination, where he is terminated or resigns at any time following a "Change in Duties or Salary" in connection with a "Change in Control" of the Company.

     For purposes of the Agreements, the term "Change in Control" means a change in control of the Company where an entity, corporation or group of persons acting in concert (other than the members of the Board of Directors of the Company as of January 1, 1993) acquire a majority of the voting stock of the Company entitling them to elect a majority of the Board of Directors of the Company. A "Change in Duties or Salary" shall include any of the following: (a) a change in duties and responsibilities of the Executive from those in effect at the time of a Change in Control, which change results in the assignment of duties and responsibilities inferior to those duties and responsibilities of the Executive at the time the Change in Control occurs;
(b) a reduction in rate of annual salary from such rate in effect at the time of a Change in Control; or (c) a change in the place of assignment of employee from Aiken, South Carolina, to any location that is located further than 25 miles from Aiken, South Carolina. Assuming a Change of Control occurred on March 31, 2003, the aggregate amount due and payable to Mr. Simmons and Mr. Clark would have been approximately $540,000 and $132,000, respectively.

-----------------------------------------------------------------------------
                         AUDIT COMMITTEE MATTERS
-----------------------------------------------------------------------------

     Audit Committee Charter. The Audit Committee operates pursuant to a Charter approved by the Company's Board of Directors. The Audit Committee reports to the Board of Directors and is responsible for overseeing and monitoring financial accounting and reporting, the system of internal controls established by management and the audit process of the Company. The Audit Committee Charter sets out the responsibilities, authority and specific duties of the Audit Committee. The Charter specifies, among other things, the structure and membership requirements of the Audit Committee, as well as the relationship of the Audit Committee to the independent accountants, the internal audit department and management of the Company.

     Report of the Audit Committee. The Audit Committee reports as follows with respect to the Company's audited financial statements for the year ended March 31, 2003:

     * The Audit Committee has completed its review and discussion of the Company's 2003 audited financial statements with management;

     * The Audit Committee has discussed with the independent auditors (Elliott Davis & Company, LLC) the matters required to be discussed by Statement on Auditing Standards ("SAS") No. 61, Communication with Audit Committees, as amended by SAS No. 90, Audit Committee Communications, including matters related to the conduct of the audit of the Company's financial statements;

     * The Audit Committee has received written disclosures, as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee, indicating all relationships, if any, between the independent auditor and its related entities and the Company and its related entities which, in the auditors' professional judgment, reasonably may be thought to bear on the auditors' independence, and the letter from the independent auditors confirming that, in its professional judgment, it is independent from the Company and its related entities, and has discussed with the auditors the auditors' independence from the Company; and

     * The Audit Committee has, based on its review and discussions with management of the Company's 2003 audited financial statements and discussions with the independent auditors, recommended to the Board of Directors that the Company's audited financial statements for the year ended March 31, 2003 be included in the Company's Annual Report on Form 10-K.

           Audit Committee:    Harry O. Weeks Jr., Chairman
                               Thomas L. Moore
                               William Clyburn
                               J. Chris Verenes


-----------------------------------------------------------------------------
                     COMPENSATION COMMITTEE MATTERS
-----------------------------------------------------------------------------

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Report of the Compensation Committee and Performance Graph shall not be incorporated by reference into any such filings.

     Report of the Compensation Committee. Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and other executive officers. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to the fundamental executive compensation decisions affecting those individuals. The Compensation Committee of the Board of Directors of the Company is responsible for establishing and monitoring compensation policies of the Company and for reviewing and ratifying the actions of the Compensation Committee of the Board of Directors of the Bank. Performance is evaluated and salaries are set by the Compensation Committee of the Bank.

     General. The Bank's Compensation Committee's duties are to recommend and administer policies that govern executive compensation. The Committee evaluates individual executive performance, compensation policies and salaries. The Committee is responsible for evaluating the performance of the Chief Executive Officer of the Bank while the Chief Executive Officer of the Bank evaluates the performance of other senior officers of the Bank and makes recommendations to the Committee regarding compensation levels.

     Compensation Policies. The executive compensation policies of the Bank are designed to establish an appropriate relationship between executive pay and the Company's and Bank's annual performance, to reflect the attainment of short- and long-term financial performance goals and to enhance the ability of the Company and the Bank to attract and retain qualified executive officers. The principles underlying the executive compensation policies include the following:

     * To attract and retain key executives who are vital to the long-term success of the Company and the Bank and are of the highest caliber;

     * To provide levels of compensation competitive with those offered throughout the financial industry and consistent with the Company's and the Bank's level of performance;

     * To motivate executives to enhance long-term stockholder value by building their equity interest in the Company; and

     * To integrate the compensation program with the Company's and the Bank's annual and long-term strategic planning and performance measurement processes.

     The Committee considers a variety of subjective and objective factors in determining the compensation package for individual executives, including: (1) the performance of the Company and the Bank as a whole with emphasis on annual performance factors and long-term objectives; (2) the responsibilities assigned to each executive; and (3) the performance of each executive of assigned responsibilities as measured by the progress of the Company and the Bank during the year.

     Base Salary. The Bank's current compensation plan involves a combination of salary, employer contributions to 401(k) and ESOP Plans, and deferred compensation. The salary levels of executive officers are designed to be competitive within the banking and financial services industries. In setting competitive salary levels, the Compensation Committee continually evaluates current salary levels by surveying similar institutions in the Southeast and the United States. The Compensation Committee's peer group analysis focuses on asset size, nature of ownership, type of operation and other common factors. Specifically, the Compensation Committee annually reviews the South Carolina Banker's Association Compensation and Benefits Survey, the Bank Administration Institute Cash Compensation Survey, and the America's Community Banker's Survey of Salaries which covers over 500 financial institutions nationwide.

     Long Term Incentive Compensation. The Company, with shareholder approval, adopted the 1987 Stock Option Plan, the 1999 Stock Option Plan and the 2002 Stock Option Plan. Under the plans, non-employee directors, executive officers and other employees may receive grants and awards. The Company believes that stock ownership by the Company's and the Bank's executives is a significant factor in aligning the interests of the executives with those of stockholders. Stock options and awards under such plans were allocated based upon regulatory practices and policies, and the practices of other publicly traded financial institutions as verified by external surveys and were based upon the executive officers' level of responsibility and contributions to the Company and the Bank.

     Compensation of the Chief Executive Officer. During the fiscal year ended March 31, 2003, Mr. Simmons' salary was $144,840, including board fees of $10,740. In addition, he was credited with $22,350 in other compensation

(comprised of ESOP contribution of $3,781, employer 401(k) contribution of $7,814 and deferred compensation pursuant to the Company's 401(k) plan of $10,755) as set forth in the preceding Summary Compensation Table. This resulted in total compensation of $167,190, which represents a 15.7% increase from the previous year. The Committee believes that Mr. Simmons' compensation is appropriate based on the Company's overall compensation policy, on the basis of the Committee's consideration of peer group data, and the superior financial performance of the Company during the fiscal year.

 Compensation Committee of the Board of Directors: T. Clifton Weeks, Chairman
                                                   Gasper L. Toole, III
                                                   Robert E. Alexander

     Performance Graph. The following graph compares the cumulative total shareholder return on the Company's Common Stock with the cumulative total return on the S&P 500 (U.S. Stock) Index and a peer group of the SNL All Thrift Index. Total return assumes the reinvestment of all dividends and that the value of Common Stock and each index was $100 on March 31, 1998.



      [GRAPH APPEARS HERE]




                                           Period Ending
                     ---------------------------------------------------------
Index                3/31/98   3/31/99   3/31/00   3/31/01   3/31/02   3/31/03
-------------------  -------   -------   -------   -------   -------   -------
Security Federal
 Corporation         $100.00   $205.72   $274.74   $275.52   $299.22   $277.80
S&P 500               100.00    118.43    139.68    109.41    109.67     82.39
SNL Thrift Index      100.00     82.60     65.48    108.69    125.77    140.19


-----------------------------------------------------------------------------
        SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
-----------------------------------------------------------------------------

     Section 16(a) of the Exchange Act requires certain officers of the Company and its directors, and persons who beneficially own more than 10% of any registered class of the Company's equity securities to file reports of ownership and changes in ownership with the SEC and the Company. Based solely on a review of the reports and written representations provided to the Company by these persons, the Company believes that all filing requirements applicable to its reporting officers, directors and greater than 10% beneficial owners were properly and timely complied with during the fiscal year ended March 31, 2003, except for the filing of Form 4, Statement of Changes of Beneficial Ownership of Securities, to report securities sold by Mr. Lindburg, which was subsequently filed.


-----------------------------------------------------------------------------
                          CERTAIN TRANSACTIONS
-----------------------------------------------------------------------------

     Applicable law and regulations require that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons (unless the loan or extension of credit is made under a benefit program generally available to all employees and does not give preference to any insider over any other employee) and does not involve more than the normal risk of repayment or present other unfavorable features. The Bank has adopted a policy to this effect. At March 31, 2003, loans to all employees, officers and directors of the Bank totalled $2.9 million, or 9.75% of the Company's total shareholders' equity.

     Director T. Clifton Weeks and the wife of Director Simmons, who are father and daughter, are co-owners of the Franclif Company, which rents office space to the Bank for its Laurens Street branch. Franclif Company received $28,838 in rent, none of which represents property taxes from the Bank, during fiscal 2003. This lease was made in the ordinary course of business on substantially the same terms as those of comparable transactions prevailing at the time and does not present any unfavorable features.


-----------------------------------------------------------------------------
                  SHAREHOLDER PROPOSALS AND NOMINATIONS
-----------------------------------------------------------------------------

     In order to be eligible for inclusion in the Company's proxy solicitation materials for the next year's Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at the Company's main office at 1705 Whiskey Road South, Aiken, South Carolina, no later than February 21, 2004. Any such proposals shall be subject to the requirements of the proxy solicitation rules adopted under the Exchange Act.

     The Company's Articles of Incorporation provide that in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before a meeting of shareholders, a shareholder must deliver written notice of such nominations and/or proposals to the Secretary not less than 30 nor more than 90 days prior to the date of the meeting; provided that if less than 45 days' notice of the meeting is given to shareholders, such notice must be delivered not later than the close of the 15th day following the day on which notice of the meeting was mailed to shareholders. As specified in the Articles of Incorporation, the written notice with respect to nominations for election of directors must set forth certain information regarding each nominee for election as a director, including such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and certain information regarding the shareholder giving such notice. The notice with respect to business proposals to be brought before the Meeting must state the shareholder's name, address and number of shares of Common Stock held, and briefly discuss the business to be brought before the Meeting, the reasons for conducting such business at the Meeting and any interest of the shareholder in the proposal.


-----------------------------------------------------------------------------
                                AUDITORS
-----------------------------------------------------------------------------

Audit Fees

     The aggregate fees billed to the Company by Elliott Davis & Company, LLC for professional services rendered for the audit of the Company's financial statements for fiscal 2003 and the reviews of the financial statements included in the Company's Forms 10-Q for that year, including travel expenses, were $27,000.

Financial Information Systems Design and Implementation Fees

     Elliott Davis & Company, LLC performed no financial information system design or implementation work for the Company during the fiscal year ended March 31, 2003.

All Other Fees

     Other than audit fees, the aggregate fees billed to the Company by Elliott Davis & Company, LLC for fiscal 2003, none of which were financial information systems design and implementation fees, were $12,755. The Audit Committee of the Board of Directors determined that the services performed by Elliott Davis & Company, LLC other than audit services are not incompatible with Elliott Davis & Company, LLC maintaining its independence.

     Representatives of Elliot, Davis & Company, LLC are expected to be present at the Meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should they desire to do so.


-----------------------------------------------------------------------------
                             OTHER MATTERS
-----------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.


-----------------------------------------------------------------------------
                              MISCELLANEOUS
-----------------------------------------------------------------------------

     The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and the Bank may solicit proxies personally or by telephone, without additional compensation.

     The Company's Annual Report to Shareholders, including consolidated financial statements, accompanies this Proxy Statement. Any shareholder who has not received a copy of such Annual Report may obtain a copy by writing to the Company. Such Annual Report is not to be treated as part of the proxy solicitation materials, or as having been incorporated herein by reference.


-----------------------------------------------------------------------------
                                 FORM 10-K
-----------------------------------------------------------------------------

     A copy of the Annual Report on Form 10-K as filed with the SEC will be furnished without charge to shareholders as of the close of business on the Record Date upon written request to Robert E. Johnson, Secretary, Security Federal Corporation, P.O. Box 810, Aiken, South Carolina 29802.

                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    /s/ Robert E. Johnson
                                    Robert E. Johnson
                                    Secretary

Aiken, South Carolina
June 20, 2003

                                                                   Appendix A
                                                                   ----------

             Charter of the Audit Committee of the Board of Directors
                          of Security Federal Corporation


I.  Purpose

     The Audit Committee is appointed by the Board of Directors of Security Federal Corporation ("Company") to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

     1. Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

     2. Monitor the independence and performance of the Company's independent auditors and internal auditing department.

     3. Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

     The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II.  Composition

     The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements. Member independence, experience and financial expertise will be in conformance with rules established by the Securities and Exchange Commission. The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors shall be duly elected and qualified. If an Audit Committee Chair is not designated by the Board, the members of the Committee may designate a Chair by majority vote of the Committee membership.

III.  Meetings

     The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. As part of its job to foster open communication, the Committee should meet at least annually with management, the senior internal audit executive and the independent auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent auditors and management quarterly to review the Company's financials consistent with IV.4 below.

IV.  Responsibilities and Duties

     To fulfill its responsibilities and duties, the Audit Committee shall:

     Review Procedures
     -----------------

     1. Review and reassess the adequacy of this Charter, at least annually, as needed. The Committee shall submit the Charter to the Board of Directors for approval.

     2. Review the Company's annual audited financial statements and any financial statements submitted to the public, including any certification, report, opinion, or review rendered by the independent auditors.

     3. Review the regular internal reports prepared by the internal auditing department and management's response thereto.

     4. Review with financial management and the independent auditors the financial statements, including disclosures made in Management's Discussion and Analysis of Financial Condition and Results of Operations, in the Company's reports on Forms 10-Q and 10-K and annual report to shareholders prior to its filing or prior to the release of earnings. The Committee shall recommend to the Board whether or not the audited financial statements should be included in the Company's 10-K.

     5. Review disclosures made by the Company's chief executive officer and chief financial officer regarding compliance with their certification obligations as required under the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder, including the Company's disclosure controls and procedures and internal controls for financial reporting and evaluations thereof.

     Independent Auditors
     --------------------

     6. Have the sole authority to appoint or replace the independent auditors.

     7. Approve all audit engagement fees and terms and all non-audit engagements with the independent auditors. The Committee may delegate authority to pre-approve non-audit services to one or more members of the Committee. If this authority is delegated, all approved non-audit services will be presented to the Committee at its next scheduled meeting.

     8. Ensure the independent auditors' ultimate accountability to the Audit Committee and the Board of Directors, as representatives of the stockholders, receiving reports directly from the auditors.

     9. Be directly responsible for the oversight of the work of the independent auditors, reviewing their performance regularly.

     10. Ensure receipt from the independent auditors of a formal written statement delineating all relationships between the auditors and the Company, consistent with Independence Standards Board Standard 1. On an annual basis, the Committee should review and discuss with the auditors any such relationships to determine the auditors' independence and objectivity. The Committee should take, or recommend to the Board that it take, appropriate action to oversee the independence of the auditors.

     11. Discuss with the independent auditors all matters required to be communicated to audit committees in accordance with Statement of Auditing Standards No. 61.

     12. Periodically consult with the independent auditors out of the presence of management about internal controls and the completeness and accuracy of the Company's financial statements.

     13. Ensure that the lead audit partner of the independent auditors and the concurring audit partner are rotated at least every five years, and that all other audit partners are rotated at least every seven years.

     14. Discuss with management any second opinions sought from an accounting firm other than the Company's independent accountants, including the substance and reasons for seeking any such opinion.

     Financial Reporting Processes
     -----------------------------

     15. In consultation with management, the independent auditors and the internal auditors, review the integrity of the Company's financial reporting processes and controls, both internal and external.

     16. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

     17. Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditors, management, or the internal auditing department.

     Process Improvements
     --------------------

     18. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with management's responses.

     19. Review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

     20. Review at least annually the exceptions noted in the reports to the Audit Committee by the internal auditors and the independent accountants, and the progress made in responding to the exceptions.

     21. Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent auditors and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

     22. Establish procedures that allow employees of the Company or any of its subsidiaries to submit confidential and anonymous concerns regarding questionable accounting or auditing matters.

     23. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters.

     24. Following completion of the annual audit, review separately, as needed, with each of management, the independent auditors and the internal auditing department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

     25. Review (and in the case of the independent auditors, settle) any disagreement among management and the independent auditors or the internal auditing department in connection with the preparation of the financial statements.

     26. Review with the independent auditors, the internal auditing department and management the adequacy and effectiveness of the accounting and financial controls of the Company and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

     27. Review with the independent auditors, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

     Compliance
     ----------

     28. Review findings from completed internal audits and progress reports on the proposed internal audit plan, together with explanations for any deviations from the original plan.

     29. Review the internal audit function of the Company, including the budget, plan, changes in plan, activities, independence, competence, staffing adequacy, authority and organization of the internal auditing department, the reporting relationships among the internal audit department, financial management and the Audit Committee, the internal audit reporting obligations, the proposed internal audit plans for the coming year, and the coordination of such plans with the independent accountants.

     30. Review the appointment, performance and replacement of the senior internal audit executive.

     31. Review the Company's policies and procedures for regular review of the expense accounts of senior management.

     32. Obtain reports from management, the Company's senior internal auditing executive and the independent accountants as to whether the Company and its subsidiaries are in conformity with applicable legal requirements.

     33. Review reports and disclosures of insider and affiliated party transactions.

     34. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations.

     35. Discuss with management and the independent accountants (and legal counsel, if necessary) any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Company's financial statements or accounting policies.

     36. Review with legal counsel legal compliance matters including corporate securities trading policies.

     37. Review with legal counsel legal or regulatory matters that may have a material impact on the Company's financial statements or its compliance and reporting policies.

     38. Review, with management and legal counsel, the Company's system for assessing whether the financial statements, reports and other financial information required to be disseminated to the public and filed with governmental organizations satisfy the requirements of the Securities and Exchange Commission and the National Association of Securities Dealers.

     Reporting
     ---------

     39. Prepare an audit committee report for inclusion in the Company's annual proxy statement, consulting with the Company's legal counsel, if necessary.

     Miscellaneous
     -------------

     40.    Determine the appropriate funding for payment of compensation to
            (i) the independent auditors and (ii) any advisers employed by the Committee.

     41. At its discretion, request that management, the independent accountants or the internal auditors undertake special projects or investigations which the Audit Committee deems necessary to fulfill its responsibilities.

     42. Perform any other activities consistent with this Charter, the Company's Bylaws, and governing law, as the Committee or the Board deems necessary or appropriate.

     43. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

V.  Limitations of Audit Committee's Roles

     While the Committee has the responsibilities and powers set forth in this Audit Committee Charter, it is not the duty of the Committee to prepare financial statements, plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors.

                                  * * * * *

                                REVOCABLE PROXY
                        SECURITY FEDERAL CORPORATION

                       ANNUAL MEETING OF SHAREHOLDERS
                                July 17, 2003

     The undersigned hereby appoints the official Proxy Committee of the Board of Directors of Security Federal Corporation ("Company") with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders ("Meeting"), to be held at the Stevenson-McClelland Parish House Facilities at St. Thaddeus Episcopal Church, 125 Pendleton Street, Southwest, Aiken, South Carolina, on July 17, 2003, at 2:00 p.m., Eastern time, and at any and all adjournments or postponements thereof, as follows:

                                                        VOTE
                                                        FOR         WITHHELD
1. The election as directors of the nominees listed
   below (except as marked to the contrary below).      [  ]           [  ]

   Timothy W. Simmons
   T. Clifton Weeks
   Thomas C. Clark

   INSTRUCTION: To withhold your vote for any individual nominee, write that nominee's name on the line below.


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   The Board of Directors recommends a vote "FOR" the election of the nominees listed above.

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THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED,
THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
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             THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     Should the undersigned be present and elect to vote at the Meeting or at any adjournment or postponement thereof and after notification to the Secretary of the Company at the Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of Notice of Annual Meeting of Shareholders, a proxy statement for the Annual Meeting of Shareholders and an Annual Report to Shareholders.

Dated:            , 2003


---------------------------------         --------------------------------
PRINT NAME OF SHAREHOLDER                 PRINT NAME OF SHAREHOLDER



---------------------------------         --------------------------------
SIGNATURE OF SHAREHOLDER                  SIGNATURE OF SHAREHOLDER



Please sign exactly as your name appears on the mailing label. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, only one signature is required, but each holder should sign, if possible.


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PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED
POSTAGE-PREPAID ENVELOPE.
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